BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/06/01	Cingular Wireless

Shares            Price         Amount
1,725,000	  $100.00	$1,725,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
0.41        N/A		0.23%	          0.44%

Broker
Goldman, Sachs & Co.

Underwriters of Cingular Wireless

Underwriters*			Principal Amount*

Total				$750,000,000


*Principal amounts of underwriters
 were not available at time of filing.



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/03/02	Goldman, Sachs & Co.

Shares            Price         Amount
960,000 	  $100.00	$960,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
0.45        N/A		0.03%	           0.16%

Broker
Goldman Sachs & Co.

Underwriters of Goldman, Sachs & Co.

Underwriters     	              Principal Amount
Goldman, Sachs & Co.                  $2,255,000,000
Banc of America Securities LLC            27,500,000
Barclays Capital, Inc.                    27,500,000
Bayerische Hypo-und Vereinsbank AG        27,500,000
BBL NV                                    27,500,000
Credit Lyonnais Securities, Inc.          27,500,000
Danske Bank AS                            27,500,000
Deutsche Banc Alex. Brown, Inc.           27,500,000
First Union Securities, Inc.              27,500,000
HSBC Securities, Inc.                     27,500,000
Loop Capital Markets LLC                  27,500,000
J.P. Morgan Securities, Inc.              27,500,000
Ormes Capital Markets, Inc.               27,500,000
RBC Dominion Securities                   27,500,000
Salomon Smith Barney, Inc.                27,500,000
Santander Investment Securities, Inc.     27,500,000
Suntrust Capital markets, Inc.            27,500,000
U.S. Bancorp Piper Jaffray, Inc.          27,500,000
Westdeutsche Landesbank Girozentrale      27,500,000
Total                                 $2,750,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/12/02	General Electric Capital Corp.

Shares            Price         Amount
5,905,000 	  $99.552	$5,878,546

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 N/A        N/A		0.24%	           1.70%

Broker
Lehman Brothers, Inc.

Underwriters of General Electric Capital Corp.

Underwriters     	              Principal Amount
Lehman Brothers, Inc.                 $2,025,000,000
Deutsche Banc Alex. Brown, Inc.           56,250,000
J.P. Morgan Securities, Inc.              56,250,000
Salomon Smith Barney, Inc.                56,250,000
UBS Warburg LLC                           56,250,000
Total                                 $2,250,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/13/02	General Mills, Inc.

Shares            Price         Amount
1,810,000 	  $99.668	$1,803,991

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 N/A        N/A		0.09%	           0.36%

Broker
Deutsche Morgan Grenfell

Underwriters of General Mills, Inc.

Underwriters     	              Principal Amount
Barclays Capital, Inc.                 $318,200,000
Deutsche Ban Alex. Brown, Inc.          318,200,000
Salomon Smith Barney, Inc.              318,200,000
Credit Suisse First Boston Corp.        225,800,000
Banc of America Securities LLC          182,200,000
J.P. Morgan Securities, Inc.            182,200,000
UBS Warburg LLC                         182,200,000
Utendahl Capital Partners LP             35,000,000
Loop Capital Markets LLC                 35,000,000
Credit Lyonnais Securities, Inc.         32,200,000
Tokyo-Mitsubishi International PLC       26,400,000
Mizuho International PLC                 23,800,000
Suntrust Capital Markets, Inc.           23,800,000
Wells Fargo Van Kasper LLC               23,800,000
ABN AMRO Incorporated                    16,200,000
Mellon Financial Markets LLC             16,200,000
U.S. Bancorp Piper Jaffray, Inc.         14,800,000
Bank of New York Capital Markets, Inc.    7,800,000
Wachovia Securities, Inc.                 6,400,000
BNP Paribas Securities Corp.              2,800,000
Fleet Securities, Inc.                    2,800,000
HSBC Securities, Inc.                     2,800,000
Merrill Lynch & Co., Inc.                 2,800,000
Cooperatieze Centrale                       400,000
Total                                $2,000,000,000




BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/06/02	Weyerhaeuser Co.

Shares            Price         Amount
400,000 	  $99.354	$397,416

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 N/A        N/A		0.02%	           0.11%

Broker
Morgan Stanley Dean Witter & Co.

Underwriters of Weyerhaeuser

Underwriters*			Principal Amount*

Total				$1,750,000,000


*Principal amounts of underwriters were
 not available at time of filing.



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/26/02	Meadwestvaco Corp.

Shares            Price         Amount
525,000 	  $99.338	$521,525

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 N/A        N/A		0.07%	          0.28%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Meadwestvaco Corp.

Underwriters     	                Principal Amount
Merrill Lynch & Co., Inc.                $300,000,000
Bank of New York Capital Markets, Inc.     60,000,000
Banc of America Securities LLC             60,000,000
Banc One Capital Markets, Inc.             60,000,000
J.P. Morgan Securities, Inc.               60,000,000
Salomon Smith Barney, Inc.                 60,000,000
Goldman, Sachs & Co.                       22,500,000
Morgan Stanley Dean Witter & Co.           22,500,000
Barclays Capital, Inc.                     15,000,000
Commerzbank Capital Markets Corp.          15,000,000
Daiwa Securities SMBC Europe LTD           15,000,000
Fleet Securities, Inc.                     15,000,000
Scotia Capital, Inc.                       15,000,000
Suntrust Capital Markets, Inc.             15,000,000
Wachovia Securities, Inc.                  15,000,000
Total                                    $750,000,000



BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/24/02	United Technologies Corp.

Shares            Price         Amount
1,210,000 	  $99.825	$1,207,883

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of Issue      JPMorgan Funds
 N/A        N/A		0.24%	           0.44%

Broker
Salomon Smith Barney, Inc.

Underwriters of United Technologies Corp.

Underwriters     	                 Principal Amount
Salomon Smith Barney, Inc.                $225,000,000
Goldman, Sachs & Co.                        50,000,000
HSBC Securities, Inc.                       50,000,000
J.P. Morgan Securities, Inc.                50,000,000
Banc of America Securities LLC              25,000,000
Banc One Capital Markets, Inc.              25,000,000
Caboto IntesaBci                            25,000,000
Deutsche Bank Securities, Inc.              25,000,000
Fleet Securities, Inc.                      25,000,000
Total                                     $500,000,000